ALLIED HEALTHCARE PRODUCTS, INC.
                        1994 EMPLOYEE STOCK OPTION PLAN


                               November 19, 1996


Mr. Uma N. Aggarwal
Allied Healthcare Products, Inc.
1720 Sublette Avenue
St. Louis, Missouri  63110-

Dear Mr. Aggarwal:

            I am pleased to inform you that Allied Healthcare Products, Inc. (the "Company") has granted you a non-qualified stock option under the Allied Healthcare Products, Inc. 1994 Employee Stock Option Plan, as amended (the "Plan") to purchase 100,000 shares of Common Stock, par value $0.01 per share, of the Company at a price of $6.875 per share.

            This option is granted to you as part of the Company's compensation program for key employees. The purpose of the Plan is to allow certain key employees, upon whose efforts the Company is dependent for the successful conduct of its business, to derive financial benefit from appreciation in the value of the Company's stock and to encourage them to take a proprietary interest in the Company and remain in its employ. You are under no obligation to exercise this option.

            It is important to note that when you exercise your option you will be taxed (including withholding taxes) on the difference between the fair market value and the exercise price. Further, when you dispose of the stock, you will also be taxed to the extent the sales proceeds exceed the sum of the price you paid for the shares and the gain you paid tax on at the time of exercise.

            Subject to compliance with the terms and conditions of this letter and the Plan, you will become entitled to exercise your option with respect to the number of shares and as of the dates indicated below:

         DATE OPTION BECOMES EXERCISABLE                        NUMBER OF SHARES
                November 19, 1998                                    25,000
                November 19, 1999                                    25,000
                November 19, 2000                                    25,000
                November 19, 2001                                    25,000

            The option may be exercised in whole or in part at any time or from time to time after the date it becomes exercisable, but the option shall not be exercised after November 19, 2006.

            The procedure for exercise of this option is set forth in the Plan. Please note that, although you must return a signed copy of this letter in order to validate your option, that act does not constitute the exercise of this option nor does it in any way obligate you to exercise the option.

            This letter constitutes a Non-Qualified Stock Option Agreement between you and the Company and incorporates the Plan by reference. Please indicate your agreement to the terms and conditions set forth in this letter and in the Plan by signing the accompanying copy of this letter in the space indicated below and returning it to the Company, Attention: Frederick H. Atwood, by December 15, 1996. No part of this option is exercisable until a signed copy of this letter is received by the Company.



                                               Very truly yours,


                                               /s/ Dennis W. Sheehan

                                               Dennis W. Sheehan
                                               Chairman of the Board




Enclosure: Copy of the Employee Stock Option Plan





            The undersigned hereby acknowledges receipt of the foregoing letter and Plan and agrees to be bound by all of the terms and conditions set forth in this letter and in the Plan.



----------------------                                    ----------------------
        (Date)                                                  (Signature)

                                    EXHIBIT




Allied Healthcare Products, Inc.
1720 Sublette Avenue
St. Louis, Missouri 63110

                   Re: EXERCISE OF NON-QUALIFIED STOCK OPTION

Gentlemen:

            I hereby exercise the Option granted to me under the Non-Qualified Stock Option Agreement dated ___________________, to purchase ______ shares of Allied Healthcare Products, Inc. common stock, $0.01 par value per share (the "Common Stock"), with respect to _______ shares of Common Stock for an aggregate purchase price of $_________. As consideration for such shares, I have enclosed payment in the amount of $__________.

            Please issue in my name and send the certificates representing the shares purchased by my exercise of this Non-Qualified Stock Option to me at the address indicated below.



Date:_________________                       _______________________________
                                             Optionee, _____________________

                                             _______________________________
                                             _______________________________
                                             _______________________________
                                             Address